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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): August 15, 2000


                            AMB PROPERTY CORPORATION
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             (Exact name of registrant as specified in its charter)

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

            Maryland                          001-13545                  94-3281941
  -----------------------------     ----------------------------     ------------------
 (State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer
         Incorporation)                                             Identification Number)

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             505 Montgomery Street, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
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              (Registrants' telephone number, including area code)

                                       n/a
                    ----------------------------------------
          (former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

     On August 15, 2000, AMB Property, L.P., in which we are the sole general partner, commenced a medium-term note program for the possible issuance, from time to time, of up to $4,000,000 of medium-term notes, which will be guaranteed by us, pursuant to a Registration Statement on Form S-3, File No. 333-68283, declared effective by the Securities and Exchange Commission on December 17, 1998, and supplemented by a prospectus supplement dated August 15, 2000. The medium-term notes are issuable pursuant to an Indenture by and among AMB Property, L.P., us and State Street Bank and Trust Company of California, N.A., as trustee, dated as of June 30, 1998, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated as of June 30, 1998, and the Fourth Supplemental Indenture, dated as of August 15, 2000.

     On August 15, 2000, we entered into a Distribution Agreement (the form of which is attached hereto as Exhibit 1.1) with AMB Property, L.P., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., pursuant to which AMB Property, L.P. appointed each of them as its agent for the purpose of soliciting and receiving offers to purchase the medium-term notes. In addition, any agent may also purchase medium-term notes as principal pursuant to a terms agreement relating to the applicable sale.

     We are filing with this current report the Distribution Agreement, the Fourth Supplemental Indenture, which sets forth the terms of the medium-term notes, a form of fixed rate medium-term note and a form of floating rate medium-term note.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

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     Exhibit
     Number                                     Description
   ----------                                   ------------

      1.1         Distribution Agreement dated August 15, 2000 by and among AMB Property,
                  L.P., AMB Property Corporation, Morgan Stanley & Co. Incorporated, Banc of
                  America Securities LLC, Banc One Capital Markets, Inc., Chase Securities
                  Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan
                  Securities Inc. and Salomon Smith Barney Inc.

      4.1         Fourth Supplemental Indenture, by and among AMB Property, L.P., AMB
                  Property Corporation and State Street Bank and Trust Company of California,
                  N.A., as trustee.

      4.2         Form of Fixed Rate Medium-Term Note, attaching the Form of Parent Guarantee.

      4.3         Form of Floating Rate Medium-Term Note, attaching the Form of Parent
                  Guarantee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMB Property Corporation,

Date:   August 16, 2000                   By: /s/ Tamra Browne
                                              ----------------------------------
                                              Tamra Browne
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

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

Exhibit
  No.             Description
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

  1.1             Distribution Agreement dated August 15, 2000 by and among AMB Property,
                  L.P., AMB Property Corporation, Morgan Stanley & Co. Incorporated, Banc of
                  America Securities LLC, Banc One Capital Markets, Inc., Chase Securities
                  Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan
                  Securities Inc. and Salomon Smith Barney Inc.

  4.1             Fourth Supplemental Indenture, by and among AMB Property, L.P., AMB
                  Property Corporation and State Street Bank and Trust Company of California,
                  N.A., as trustee.

  4.2             Form of Fixed Rate Medium-Term Note, attaching the Form of Parent Guarantee.

  4.3             Form of Floating Rate Medium-Term Note, attaching the Form of Parent Guarantee.

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